UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2025

Piedmont Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34626	58-2328421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 Glenridge Connector Ste. 450

Atlanta, Georgia 30342

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(770) 418-8800

Piedmont Office Realty Trust, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PDM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 6, 2025, Piedmont Office Realty Trust, Inc. (the “Company”) changed its corporate name to “Piedmont Realty Trust, Inc.” (the “Name Change”) pursuant to an amendment to the Company’s Third Articles of Amendment and Restatement (the “Charter Amendment”) filed with the State Department of Assessments and Taxation of Maryland. The Company also amended and restated its amended and restated bylaws (the “Second Amended and Restated Bylaws”), effective as of June 6, 2025, solely to reflect the Name Change. Pursuant to Maryland law, a shareholder vote was not necessary to effectuate the Name Change.

The Company’s common stock will continue to trade on the New York Stock Exchange under the ticker symbol “PDM”. There were no changes to the Company’s CUSIP in connection with the Name Change. The Company’s common stock will continue to trade under its former name, Piedmont Office Realty Trust, Inc., through June 19, 2025 and will begin trading under its new name, Piedmont Realty Trust, Inc., on June 20, 2025.

Copies of the Charter Amendment and Second Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, with this Current Report on Form 8-K and are incorporated herein by reference. Other than the Name Change, the Company did not make any changes to its Third Articles of Amendment and Restatement or Second Amended and Restated Bylaws.

Item 7.01	Regulation FD Disclosure.

On June 9, 2025, the Company issued a press release announcing the Name Change. The full text of the press release is furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Third Articles of Amendment and Restatement of the Company, as supplemented and amended.

3.2	Second Amended and Restated Bylaws of the Company

99.1	Press Release, dated June 9, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Realty Trust, Inc.

Date: June 9, 2025	By:	/s/ Laura P. Moon
Laura P. Moon
Executive Vice President, Chief Accounting Officer and Treasurer